UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Semiannual report
1|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam AMT-Free Municipal Fund

Seeking income exempt from federal tax as well as the alternative minimum tax

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from federal income tax as well as from the alternative minimum tax (AMT).

Meticulous credit research

The fund's portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund's mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

A tax meant for the wealthy also catches the middle class

The AMT was introduced in 1969 to target a small number of wealthy taxpayers who did not pay any federal income taxes. But since AMT rules were not indexed for inflation, and because economic growth and inflation have caused wage levels to increase, a significant number of taxpayers, including taxpayers in the middle class, are subject to its effects.

In fact, even with the passage of the American Taxpayer Relief Act of 2012, millions of AMT taxpayers could remain subject to the tax in future years.

Over 4 million taxpayers are estimated to be potentially affected by the AMT in tax year 2016

Number of AMT taxpayers
In millions
5
4
3
2
1
0
2015*
2016*
Total tax paid
In billions $
$35
$28
$21
$14
$7
$0
2015*
2016*

** Estimate. Latest data available as of June 23, 2015.*
Source: Tax Policy Center.

2 AMT-Free Municipal Fund

AMT-Free Municipal Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

4	AMT-Free Municipal Fund

Interview with
your fund’s
portfolio manager

What was the environment like for municipal bonds during the six-month reporting period ended January 31, 2016?

The market environment proved to be challenging for many asset classes, but municipal bonds performed well on an absolute and a relative basis — returning 3.66%, according to the Barclays Municipal Bond Index, and generally outperforming widely followed benchmarks for U.S. and international fixed-income markets. Expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on most bond markets throughout much of the reporting period, but the tax-free, income-producing benefits of municipal bond investing proved to be a strong draw for U.S. income-oriented investors.

The Fed’s intention to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, overlapping economic slowdowns in Europe and China and low commodity prices. However, the long-awaited quarter-point interest-rate hike from the Federal Reserve finally came in December. For all the anxiety about the prospect of the first rise in the federal funds rate in almost a decade, the Fed’s decision had little immediate impact on market rates. In the closing weeks of the period, however, sentiment turned negative as oil prices tumbled anew, triggering further

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

AMT-Free Municipal Fund	5

losses in energy stocks and currencies of commodity-exporting countries.

Against this backdrop, municipal market technicals [supply/demand dynamics] were generally supportive of municipal bond prices during the reporting period and helped to offset negative pressure from the risk of higher interest rates. New issuance unexpectedly slowed in the final months of the reporting period after climbing steadily in the first half of 2015. About two thirds of the new issuance coming to market was earmarked for refinancing older, higher-coupon debt. Demand for municipal bonds held up well and mutual fund inflows continued to be solid despite the heightened market volatility that characterized the reporting period. With a few notable exceptions, municipal fundamental credit quality remained sound.

How did Putnam AMT-Free Municipal Fund perform in this environment?

The fund delivered positive absolute performance, but underperformed its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group for the six months ended January 31, 2016.

Credit spreads [the difference in yield between higher- and lower-quality municipal bonds] narrowed a bit during the annual period, contributing to better returns for lower-quality investments than for higher-quality investments. This was a headwind for the fund’s high-quality portfolio during the reporting period. The fund’s slightly shorter-duration positioning — namely, its slightly higher-than-usual cash balance — was a detractor from relative performance versus that of its Lipper peers, as interest rates were generally flat to marginally lower during the period.

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	AMT-Free Municipal Fund

As its name suggests, the fund is managed in such a way that the income earned is not subject to the alternative minimum tax [AMT]. Introduced in 1969, the AMT was designed by Congress to ensure that wealthy individuals did not avoid income tax by exploiting weaknesses in the tax code. One of the primary ways we normally maintain the fund’s AMT-free status is by not holding any “private equity” bonds, which are issued by states and municipalities for nongovernmental projects, such as building a new stadium. As of January 31, 2016, the fund did not own any bonds that could be subject to the AMT.

The Supreme Court has agreed to hear Puerto Rico’s case for restructuring its municipal debt obligations. States and cities across the United States are considering pension reform to address budget deficits. What do these developments portend for the municipal bond market?

In December 2015, the U.S. Supreme Court agreed to review a Puerto Rico debt-restructuring law that would allow some public agencies to ask bondholders to accept losses on the securities in the form of lower payments. Efforts by states and municipalities to rethink complex issues, such as public pension-funding obligations, have become political and economic issues, oftentimes ending up in state or federal courts. A municipal bond issuer’s inability to meet

Credit qualities are shown as a percentage of net assets as of 1/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund	7

fixed-cost budget commitments, or budget debate impasses that paralyze government action, can pressure credit ratings — potentially driving up potential borrowing costs that further stress budgets. Budget wrangling within state and local governments also can potentially lead to increased tax burdens on taxpayers or add uncertainty for public employees with regard to future retirement benefits.

We do not anticipate a widespread contagion from pension commitments in the U.S. municipal bond market. We do, however, believe these municipal bond issuers reveal increasing complexities in the municipal bond market, underscoring more than ever the importance of dedicated professional investment management. Integral to our research process is parsing the ability of state and local legislators to implement a realistic plan to fund long-term pensions and other financial obligations and to achieve sustainable, structurally balanced budgets. We also analyze other third-party interpretations of those efforts.

For several years, you have limited the fund’s exposure to general obligation [G.O.] bonds. Is this still the case?

Yes. Even though we are generally seeing improvement at the state and local levels, we continued to keep the portfolio’s weighting in G.O.’s below that of the peer group, adding selectively when we uncover compelling value. However, we continued to emphasize essential service revenue bonds with strong credit fundamentals. These bonds typically are issued by state and local government entities to finance specific revenue-generating projects.

Elsewhere in the portfolio, many of the same investment themes remain in place — namely

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	AMT-Free Municipal Fund

duration positioning, or interest-rate sensitivity, that is below the median of its respective Lipper peer group; an overweight exposure to municipal bonds rated A and Baa relative to the benchmark, generally speaking; and a preference for essential service utilities, continuing-care retirement communities, and higher education bonds relative to the fund’s Lipper peer group.

What should municipal bond investors keep in mind as 2016 unfolds?

Investors greeted the global financial markets with trepidation as 2016 began. However, from our standpoint, the economic story in the United States remains intact, although we are seeing manufacturing contracting and the energy sector cutting jobs. Overall, the labor market appears to be robust, and we are cautiously optimistic that its strength will continue to spread. And while we agree with many that China has given global markets some cause for concern, we believe that China’s slowdown and the high risk of policy error in the world’s second-largest economy will not by themselves have the power to derail improving economic growth and recovery in the developed world. While the risk of sluggish growth is higher, we do not think a decelerating economy — or continued bouts of financial market volatility — materially raises the risk of a U.S. recession in 2016.

Against this backdrop, we do not foresee widespread credit challenges within the municipal bond market. The overall fiscal health and creditworthiness of the municipal bond market remains sound, in our view. Broadly speaking, we have seen progress at the state and local levels, with revenue growth and other key debt metrics improving along with the strengthening U.S. economy. According to Moody’s, the ratio of municipal bond rating upgrades to downgrades has been rising in recent years. Widely followed measures of municipal bond default levels remain low. According to Municipal Market Analytics, the default rate stood at 0.05% on January 31, 2016, a fraction of the $3.7 trillion municipal bond market, and we expect that trend to continue. On the other hand, should economic growth slow, we believe troubled issuers could face more headwinds.

With the presidential campaign season in full swing and the candidates more clearly defining their policy agendas, some candidates have discussed individual and corporate tax reform and the elimination of some loopholes and tax deductions. We would caution municipal bond investors from overreacting to discussions about changes to the tax code until after the November election, when it will be clearer if reform is to become a bona fide priority. As we have seen in previous instances, headlines about isolated municipal issuers can lead to investor overreaction and temporary price dislocation. Such price action often results in investment opportunities for Putnam’s Tax Exempt team.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA.

AMT-Free Municipal Fund	9

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

10 AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.01%	5.86%	6.01%	6.01%	5.35%	5.35%	5.76%	5.65%	5.84%

10 years	54.30	48.13	46.61	46.61	42.89	42.89	50.12	45.25	55.34
Annual average	4.43	4.01	3.90	3.90	3.63	3.63	4.15	3.80	4.50

5 years	32.97	27.65	28.89	26.89	27.88	27.88	31.19	26.93	34.50
Annual average	5.86	5.00	5.21	4.88	5.04	5.04	5.58	4.88	6.11

3 years	9.48	5.10	7.46	4.52	6.96	6.96	8.65	5.11	10.23
Annual average	3.06	1.67	2.43	1.48	2.27	2.27	2.80	1.68	3.30

1 year	1.77	–2.30	1.15	–3.76	0.99	0.01	1.56	–1.74	2.01

6 months	2.99	–1.13	2.67	–2.33	2.52	1.52	2.84	–0.50	3.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

AMT-Free Municipal Fund	11

Comparative index returns For periods ended 1/31/16

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.78%	6.27%

10 years	59.99	50.52
Annual average	4.81	4.15

5 years	32.28	34.05
Annual average	5.75	6.01

3 years	10.62	9.15
Annual average	3.42	2.96

1 year	2.71	2.14

6 months	3.66	3.51

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/16, there were 277, 259, 224, 208, 154, and 30 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.99%	5.85%	5.99%	5.99%	5.34%	5.34%	5.75%	5.63%	5.83%

10 years	53.28	47.15	45.64	45.64	41.95	41.95	49.04	44.19	54.20
Annual average	4.36	3.94	3.83	3.83	3.56	3.56	4.07	3.73	4.43

5 years	30.05	24.85	26.07	24.07	25.17	25.17	28.24	24.08	31.64
Annual average	5.40	4.54	4.74	4.41	4.59	4.59	5.10	4.41	5.65

3 years	9.00	4.64	6.92	3.99	6.49	6.49	8.10	4.59	9.75
Annual average	2.91	1.52	2.25	1.31	2.12	2.12	2.63	1.51	3.15

1 year	2.64	–1.46	2.01	–2.94	1.85	0.86	2.36	–0.97	2.88

6 months	2.50	–1.60	2.11	–2.89	2.03	1.03	2.29	–1.04	2.62

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12 AMT-Free Municipal Fund

Fund price and distribution information For the six-month period ended 1/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.272		$0.225	$0.214	$0.252		$0.290

Capital gains [2]	—		—	—	—		—

Total	$0.272		$0.225	$0.214	$0.252		$0.290

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/15	$15.28	$15.92	$15.30	$15.33	$15.33	$15.84	$15.30

1/31/16	15.46	16.10	15.48	15.50	15.51	16.03	15.47

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.33%	3.20%	2.71%	2.56%	3.05%	2.95%	3.56%

Taxable equivalent [4]	5.88	5.65	4.79	4.52	5.39	5.21	6.29

Current 30-day SEC yield [5]	N/A	1.29	0.73	0.58	N/A	1.04	1.57

Taxable equivalent [4]	N/A	2.28	1.29	1.02	N/A	1.84	2.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

AMT-Free Municipal Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/15	0.78%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 1/31/16	0.80%	1.42%	1.57%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.08	$7.23	$7.99	$5.46	$2.91

Ending value (after expenses)	$1,029.90	$1,026.70	$1,025.20	$1,028.40	$1,030.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 AMT-Free Municipal Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.06	$7.20	$7.96	$5.43	$2.90

Ending value (after expenses)	$1,021.11	$1,018.00	$1,017.24	$1,019.76	$1,022.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

AMT-Free Municipal Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based

16 AMT-Free Municipal Fund

on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund 17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 AMT-Free Municipal Fund

The fund’s portfolio 1/31/16 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
COP Certificates of Participation	PSFG Permanent School Fund Guaranteed
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities
Association Collateralized	that carry coupons that reset and are payable upon
FRB Floating Rate Bonds: the rate shown	demand either daily, weekly or monthly. The rate
is the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value

Alabama (0.7%)
AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	A–	$1,000,000	$1,172,280

Selma, Indl. Dev. Board Rev. Bonds
(Gulf Opportunity Zone Intl. Paper Co.),
Ser. A, 6 1/4s, 11/1/33	BBB	1,500,000	1,741,785

2,914,065
Alaska (0.9%)
Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s,
8/1/25 (Prerefunded 8/1/17)	AAA	3,420,000	3,645,652

3,645,652
Arizona (5.2%)
AZ State Hlth. Fac. Auth. Rev. Bonds
(Banner Hlth.), Ser. A, 5s, 1/1/44	AA–	2,000,000	2,260,240

Coconino Cnty., Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. — Navajo), Ser. A,
5 1/8s, 10/1/32	A3	1,000,000	1,103,430

El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA	750,000	827,670

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,357,475

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16) (AZ Pub. Svc. Co. Cholla Pwr.
Plant), Ser. E, 5 3/4s, 6/1/34	A2	3,250,000	3,304,048

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	1,400,000	1,625,988

Salt River, Rev. Bonds (Agricultural Impt. & Pwr.
Dist. Elec. Syst.), Ser. A, 5s, 12/1/45	Aa1	2,900,000	3,404,832

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	Baa1	1,000,000	1,256,610

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA	2,000,000	2,270,560

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds, U.S. Govt.
Coll., 6 1/2s, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,750,000	2,071,318

			20,482,171

AMT-Free Municipal Fund 19

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

California (15.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6 1/8s, 7/1/41	BBB+/F	$500,000	$569,990

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5s, 4/1/33	AA–	800,000	954,064

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Adventist
Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,136,630

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa1	1,000,000	1,128,340
(Biola U.), 5s, 10/1/38	Baa1	1,200,000	1,296,528

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5 7/8s, 5/15/29	AA–	1,500,000	1,743,000

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	3,500,000	4,113,025
5s, 11/1/43	Aa3	1,000,000	1,168,860
5s, 2/1/38	Aa3	3,000,000	3,489,000

CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds (J. David Gladstone Inst.), Ser. A,
5s, 10/1/31	A–	1,000,000	1,156,310

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A1	3,000,000	3,445,320
Ser. G-1, 5 1/4s, 10/1/23	A1	3,000,000	3,429,240

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB–	2,000,000	2,287,400
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,685,253
AGM, 5s, 11/15/44	AA	500,000	564,330

Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5 1/2s, 9/1/30	BBB+	775,000	892,955

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	4,082,250

Imperial Irrigation Dist. Elec. Rev. Bonds, Ser. C,
5s, 11/1/38	AA–	1,250,000	1,493,400

Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.)
Ser. A, 5s, 5/15/40	AA	1,000,000	1,129,120
Ser. B, 5s, 5/15/33	AA–	500,000	583,105

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	BBB+	750,000	1,082,888

Merced, City School Dist. G.O. Bonds
(Election of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	905,376
zero %, 8/1/24	AA–	1,125,000	893,554
zero %, 8/1/23	AA–	1,065,000	885,377
zero %, 8/1/22	AA–	1,010,000	871,165

Northern CA Pwr. Agcy. Rev. Bonds
(Hydroelec. Project No. 1), Ser. A, 5s, 7/1/31	A+	500,000	581,980

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,914,700

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5s, 8/15/30	AA–	530,000	622,448

20 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	AA–	$5,500,000	$4,903,360

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/27	A3	500,000	575,225

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,399,125

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay
South Redev.), Ser. A, 5s, 8/1/43	BBB+	350,000	385,049

Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Holding)
NATL, 6 1/4s, 7/1/17	AA–	1,840,000	1,981,220
NATL, U.S. Govt. Coll, 6 1/4s, 7/1/17
(Escrowed to Maturity)	AA–	1,840,000	1,987,218

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	AA–	1,000,000	1,110,950

Ventura Cnty., COP (Pub. Fin. Auth. III),
5s, 8/15/20	AA+	1,000,000	1,132,180

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	416,959

58,996,894
Colorado (2.4%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	A–	2,000,000	2,083,700
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5s, 6/1/40	Baa1	1,000,000	1,089,350
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB+/F	1,850,000	1,974,283

Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. B, 5 1/4s, 11/15/32	A2	1,500,000	1,788,885
Ser. B, 5s, 11/15/37	A1	500,000	581,255

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	AA–	3,525,000	1,761,231

9,278,704
Connecticut (0.8%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. V-2, 0.01s, 7/1/36	VMIG1	3,000,000	3,000,000

3,000,000
Delaware (0.8%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.01s, 10/1/38	VMIG1	3,135,000	3,135,000

3,135,000
District of Columbia (0.9%)
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. B,
5s, 10/1/37	AA	1,010,000	1,198,789

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Dulles Metrorail), 5s, 10/1/53	Baa1	2,000,000	2,172,960

			3,371,749

AMT-Free Municipal Fund 21

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Florida (5.8%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7s, 4/1/39
(Prerefunded 4/1/19)	A3	$1,250,000	$1,483,638

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,142,900

Citizens Property Insurance Corp. Rev. Bonds,
Ser. A-1, 5s, 6/1/25	A1	1,200,000	1,476,876

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	360,000	368,611

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	6,000,000	6,168,000

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25
(Prerefunded 10/1/16)	Aa2	2,000,000	2,060,120

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	Aa3	1,000,000	1,142,430

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A2	1,000,000	1,096,760

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,000,000	1,097,300

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, AGM, 5s, 7/1/25	AA	500,000	600,825

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,807,246

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,286,890

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	739,596

Southeast Overtown Park West Cmnty. Redev.
Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	240,000	263,522

22,734,714
Georgia (3.0%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5s, 1/1/34	AA–	200,000	233,186
5s, 1/1/32	AA–	2,850,000	3,345,102

Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, 6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	1,500,000	1,794,810
5s, 11/1/40	Aa3	3,000,000	3,489,030

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	1,025,974

Muni. Election Auth. of GA Rev. Bonds (Plant
Voltage Units 3 & 4), Ser. A, 5 1/2s, 7/1/60	A+	1,500,000	1,763,730

11,651,832
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	1,000,000	1,122,170

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
AGM, 5s, 10/1/30	AA	200,000	233,108

1,355,278
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala
Nui), 5 1/4s, 11/15/37	BBB/F	250,000	270,085

			270,085

22 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Illinois (8.1%)
Chicago, G.O. Bonds
Ser. B-2, 5 1/2s, 1/1/37	BBB+	$2,000,000	$2,029,440
Ser. A, 5 1/4s, 1/1/33	BBB+	700,000	703,563

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5 1/4s, 12/1/35	B+	750,000	592,770

Chicago, Motor Fuel Tax Rev. Bonds,
AGM, 5s, 1/1/31	AA	500,000	533,605

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	700,000	819,693
Ser. D, 5 1/4s, 1/1/33	A2	1,000,000	1,161,130
Ser. F, 5s, 1/1/40	A2	1,045,000	1,129,582

Chicago, Sales Tax Rev. Bonds, 5s, 1/1/32	AA	1,000,000	1,080,540

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5s, 6/1/18	A	1,000,000	1,075,460

Chicago, Waste Wtr. Transmission Rev. Bonds
5s, 1/1/44	A	500,000	536,410
(2nd Lien), 5s, 1/1/39	A	565,000	611,737
Ser. C, 5s, 1/1/33	A	405,000	450,166

Chicago, Waste Wtr. Transmission Rev.
Bonds , Ser. C
5s, 1/1/39	A	750,000	818,063
5s, 1/1/34	A	400,000	442,996

Chicago, Wtr. Wks Rev. Bonds, 5s, 11/1/39	A–	675,000	736,324

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll.,
NATL, 5 3/4s, 11/1/28 (Prerefunded 11/1/18)	Aaa	1,500,000	1,692,375
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,062,960
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A	1,575,000	1,664,980

IL State G.O. Bonds
5 1/4s, 2/1/30	A–	500,000	554,670
5s, 3/1/34	A–	1,000,000	1,054,000
5s, 8/1/21	A–	1,000,000	1,132,540

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5s, 12/1/32	Aa3	2,000,000	2,389,940

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	AA–	5,500,000	4,470,840

Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aa3	5,000,000	5,265,050

32,008,834
Indiana (0.6%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,127,010

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5 3/4s, 11/15/41	BBB+/F	1,000,000	1,110,740

2,237,750
Kansas (0.4%)
KS State Dev. Fin. Auth. Rev. Bonds
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,537,484

			1,537,484

AMT-Free Municipal Fund 23

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Kentucky (0.9%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	$500,000	$585,230

KY State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (3/1/16) (Republic Svcs.,
Inc.), Ser. B, 0.48s, 4/1/31	A–2	1,000,000	1,000,030

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	A	800,000	902,288
Ser. B, 5 5/8s, 9/1/39	A	1,000,000	1,105,930

3,593,478
Louisiana (0.7%)
LA Pub. Fac. Auth. Rev. Bonds
(Entergy LA LLC), 5s, 6/1/30	A2	2,000,000	2,033,820

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/23	A	800,000	928,920

2,962,740
Maryland (0.8%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	2,000,000	2,184,900
(Peninsula Regl. Med. Ctr.), 5s, 7/1/45	A2	500,000	565,110
(Meritus Med. Ctr.), 5s, 7/1/40	BBB	500,000	551,665

3,301,675
Massachusetts (4.3%)
MA State Dept. Trans. Rev. Bonds
(Metro Hwy. Syst.), Ser. B, 5s, 1/1/37	A+	1,000,000	1,115,500

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22
(Prerefunded 10/15/19)	BBB	700,000	847,385
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,247,600
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	531,245

MA State Dev. Fin. Agcy. Solid Waste Disp.
FRB (Dominion Energy Brayton Point),
Ser. 1, U.S. Govt. Coll., 5 3/4s, 12/1/42
(Prerefunded 5/1/19)	BBB+	1,000,000	1,153,330

MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5 1/2s, 1/1/22	AA	1,000,000	1,135,940

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,276,760
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,049,317
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,874,730

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162,
FNMA Coll., FHLMC Coll., 2 3/4s, 12/1/41	Aa2	580,000	585,974

MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5s, 8/15/37	AA+	1,000,000	1,193,100

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5 1/4s, 7/1/36	A1	1,500,000	1,766,505

16,777,386
Michigan (3.9%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	1,575,000	1,788,491

Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/27	A2	1,000,000	1,196,380

24 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5s, 11/1/44 ##	A1	$1,000,000	$1,121,990
Ser. H-1, 5s, 10/1/39	AA–	525,000	595,544
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5s, 7/1/34	BBB+	200,000	227,308
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	A–	140,000	159,781

MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A,
6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	1,000,000	1,167,310

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	Aa3	4,000,000	5,045,480

Midland Cnty., Bldg. Auth. Rev. Bonds, AGM,
5s, 10/1/25	AA	1,000,000	1,103,100

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	AA	1,775,000	1,924,224

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28
(Prerefunded 5/15/18)	AA	1,000,000	1,093,870

15,423,478
Minnesota (1.5%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5s, 1/1/32	A+	500,000	578,330

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5s, 11/15/44	A+	500,000	561,215

Minneapolis, Rev. Bonds (National Marrow
Donor Program), U.S. Govt. Coll., 4 7/8s, 8/1/25
(Prerefunded 8/1/18)	BBB+	1,350,000	1,483,124

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	1,500,000	1,544,190

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), U.S. Govt.
Coll., 5 1/4s, 5/15/36 (Prerefunded 11/15/16)	Aaa	1,800,000	1,867,626

6,034,485
Mississippi (1.0%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A2	1,750,000	1,907,168

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll.,
6.1s, 6/1/38	Aaa	145,000	149,871

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. A,
0.01s, 12/1/30	VMIG1	1,720,000	1,720,000

3,777,039
Missouri (1.5%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,291,301

MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	2,200,000	2,449,106

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(WA U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,180,140

			5,920,547

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Nebraska (0.3%)
Central Plains, Energy Rev. Bonds
(NE Gas No. 3), 5s, 9/1/32	A3	$1,000,000	$1,135,810

1,135,810
Nevada (1.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	525,000	611,436

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB	475,000	512,615

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.02s, 6/1/42	VMIG1	3,690,000	3,690,000

4,814,051
New Jersey (1.0%)
NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,097,810

NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5s, 1/1/33	A+	1,350,000	1,600,061

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5 1/4s, 6/15/36	A3	1,000,000	1,068,250

3,766,121
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	980,000	993,632

993,632
New York (6.2%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A
AGM, U.S. Govt. Coll., 5 3/4s, 5/1/28
(Prerefunded 5/1/18)	Aa2	2,275,000	2,527,138
AGM, 5 3/4s, 5/1/27 (Prerefunded 5/1/18)	Aa2	4,000,000	4,443,320

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	1,000,000	1,155,360

Metro. Trans. Auth. Rev. Bonds, Ser. D,
5s, 11/15/36	AA–	3,000,000	3,444,930

NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,621,270

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
Bonds, Ser. AA, 5s, 6/15/34	Aa1	1,000,000	1,166,880

NY City, Transitional Fin. Auth. Rev. Bonds,
Ser. E-1, 5s, 2/1/41	AAA	1,500,000	1,736,235

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1, 5s, 7/15/40	Aa2	910,000	1,055,791

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5s, 3/15/38	AAA	1,000,000	1,165,580

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,285,460

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	BBB	900,000	1,052,199

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A,
AGM, 5s, 5/1/25	Aa2	1,000,000	1,091,350

Triborough, Bridge & Tunnel Auth. Rev. Bonds,
Ser. A, 5s, 11/15/41	Aa3	1,250,000	1,480,688

			24,226,201

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	$500,000	$537,550

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26 (Prerefunded 1/1/19)	AAA/F	1,500,000	1,697,805

2,235,355
Ohio (4.2%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B–	500,000	442,545
5 3/8s, 6/1/24	B–	1,000,000	928,430

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Friendship Village of Dublin Oblig. Group),
5s, 11/15/34	A–/F	700,000	770,980

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5s, 12/1/32	A2	2,000,000	2,221,360

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. C-2, AGM, 5s, 4/1/24	AA	2,000,000	2,181,660

Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Sunset Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	718,315

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHMLC
Coll., 5s, 11/1/28	Aaa	330,000	348,982

OH State Rev. Bonds (Northeast OH Regl.
Swr. Dist.), 5s, 11/15/44	Aa1	1,915,000	2,229,615

OH State Air Quality Dev. Auth., Poll. Control
Mandatory Put Bonds (4/1/20) (FirstEnergy
Nuclear Generation, LLC), Ser. B, 3 5/8s, 10/1/33	Baa3	1,000,000	1,032,960

OH State Higher Edl. Fac. Rev. Bonds
(U. of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,170,520

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1, 5 1/4s, 2/15/32	A1	700,000	835,394
5s, 2/15/48	A1	1,250,000	1,393,188

OH State Wtr. Dev. Auth. Poll. Control Mandatory
Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation, LLC), 4s, 12/1/33	Baa3	1,550,000	1,618,820

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group), Ser. A,
5 3/4s, 7/1/33	A	500,000	592,940

16,485,709
Oklahoma (0.9%)
OK State Tpk. Auth. VRDN, Ser. F, 0.01s, 1/1/28	VMIG1	3,415,000	3,415,000

3,415,000
Oregon (0.3%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	370,000	402,349

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	AA–	750,000	858,023

1,260,372
Pennsylvania (6.9%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5 1/4s, 12/1/32	AA–	670,000	803,920

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	500,000	563,170

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA–	$3,000,000	$3,436,470

Dallas, Area Muni. Auth. U. Rev. Bonds
(Misericordia U.), 5s, 5/1/29	Baa3	300,000	328,593

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A2	2,500,000	2,870,825

Delaware River Port Auth. PA & NJ Rev.
Bonds, 5s, 1/1/30	A	3,000,000	3,535,260

Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 5s, 1/1/27	A–	950,000	984,637

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,138,225

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A1	1,900,000	2,134,498

PA State Higher Edl. Fac. Auth. Rev. Bonds
(East Stroudsburg U.), 5s, 7/1/31	Baa3	760,000	803,016

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5s, 6/15/33	AA	1,885,000	2,164,319

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5s, 12/1/38	A1	650,000	743,093

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	A–	1,400,000	1,555,778

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
5s, 11/1/26	A1	2,220,000	2,639,735

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	1,225,000	1,385,034

Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,490,225

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A–	500,000	551,570

27,128,368
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. B, 5s, 6/1/50	BBB+/F	1,000,000	1,036,140

1,036,140
South Carolina (1.7%)
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,665,280
Ser. A, 5 1/2s, 12/1/54	AA–	1,000,000	1,137,150

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A,
5s, 12/1/37 ##	AA–	1,500,000	1,739,715

6,542,145
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	1,850,000	2,098,104

2,098,104
Texas (10.1%)
Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33	BBB+	300,000	337,191

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,616,575

28 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), FNMA Coll., FHLMC Coll., PSFG, 6s,
2/15/27 (Prerefunded 2/15/18)	Aaa	$2,500,000	$2,762,200

Grand Parkway Trans. Corp. Rev. Bonds
(Sub. Tier Toll Syst.), Ser. B, 5s, 4/1/53	AA+	900,000	998,928

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5s, 6/1/38	Baa3	500,000	537,705

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.01s, 9/1/31	VMIG1	235,000	235,000
(The Methodist Hosp.), Ser. C-1, 0.01s, 12/1/24	A-1+	3,300,000	3,300,000

Houston, Util. Syst. Rev. Bonds, Ser. D,
5s, 11/15/39	Aa2	1,000,000	1,167,670

La Joya, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30 (Prerefunded 2/15/18)	Aaa	1,500,000	1,625,535

Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5s, 8/15/40	AAA	2,000,000	2,349,440

Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	600,000	675,402

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Tarleton State U. Collegiate Student Hsg.),
Ser. A, 5s, 4/1/35	Baa3	800,000	853,224
(Collegiate Hsg.-Tarleton St.), 5s, 4/1/29	Baa3	500,000	549,095
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	530,000	574,244

North TX, Thruway Auth. Rev. Bonds (First Tier),
Ser. A, 6 1/4s, 1/1/24	A1	3,500,000	4,017,160

North TX, Tollway Auth. Rev. Bonds, Ser. A, NATL,
5 1/8s, 1/1/28	AA–	1,500,000	1,606,455

Pharr, San Juan — Alamo, Indpt. School Dist.
G.O. Bonds (School Bldg.), PSFG, 5s, 2/1/30
(Prerefunded 2/1/18)	Aaa	1,000,000	1,083,140

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,000,000	1,043,530

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	Baa1	1,000,000	1,212,140

TX Private Activity Surface Trans. Corp. Rev.
Bonds (LBJ Infrastructure), 7s, 6/30/40	Baa3	500,000	604,740

TX State G.O. Bonds (Trans. Auth.), Ser. A,
5s, 10/1/44	Aaa	4,750,000	5,508,955

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,000,000	1,146,620

TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5s, 8/15/41	A3	2,150,000	2,415,590

TX State Wtr. Dev. Board Rev. Bonds, Ser. A,
5s, 4/15/23	AAA	2,000,000	2,485,260

39,705,799
Vermont (0.2%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5s, 12/1/36	A3	750,000	875,085

			875,085

AMT-Free Municipal Fund 29

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Washington (2.5%)
WA State G.O. Bonds, Ser. A-1, 5s, 8/1/37	Aa1	$750,000	$892,928

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,740,075

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,202,200
Ser. B, NATL, 5s, 2/15/27	AA–	965,000	1,013,588
(Central WA Hlth. Svcs. Assn.), 4s, 7/1/36	Baa1	810,000	815,225

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	3,000,000	3,084,930

9,748,946
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa1	500,000	557,980

557,980
Wisconsin (1.2%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,310,080

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39
(Prerefunded 2/15/19)	A1	1,250,000	1,461,200
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	1,000,000	1,088,890

4,860,170
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds
(Idaho Power Co.), 5 1/4s, 7/15/26	A1	1,800,000	2,040,516

			2,040,516

TOTAL INVESTMENTS

Total investments (cost $353,902,587)			$387,336,544

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $393,414,916.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

30 AMT-Free Municipal Fund

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period
(as a percentage of net assets):

Utilities	18.5%
Health care	15.5
Transportation	14.0
Prerefunded	10.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$387,336,544	$—

Totals by level	$—	$387,336,544	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 31

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $353,902,587)	$387,336,544

Cash	5,612,612

Interest and other receivables	4,024,035

Receivable for shares of the fund sold	1,125,417

Receivable for investments sold	115,760

Prepaid assets	36,977

Total assets	398,251,345

LIABILITIES

Payable for investments purchased	870,045

Payable for purchases of delayed delivery securities (Note 1)	2,867,100

Payable for shares of the fund repurchased	388,185

Payable for compensation of Manager (Note 2)	142,286

Payable for custodian fees (Note 2)	3,828

Payable for investor servicing fees (Note 2)	43,173

Payable for Trustee compensation and expenses (Note 2)	134,606

Payable for administrative services (Note 2)	3,570

Payable for distribution fees (Note 2)	87,969

Distributions payable to shareholders	238,661

Other accrued expenses	57,006

Total liabilities	4,836,429

Net assets	$393,414,916

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$368,355,630

Undistributed net investment income (Note 1)	85,771

Accumulated net realized loss on investments (Note 1)	(8,460,442)

Net unrealized appreciation of investments	33,433,957

Total — Representing net assets applicable to capital shares outstanding	$393,414,916

(Continued on next page)

32 AMT-Free Municipal Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($325,928,623 divided by 21,080,950 shares)	$15.46

Offering price per class A share (100/96.00 of $15.46)*	$16.10

Net asset value and offering price per class B share ($2,836,976 divided by 183,294 shares)**	$15.48

Net asset value and offering price per class C share ($27,560,790 divided by 1,777,705 shares)**	$15.50

Net asset value and redemption price per class M share ($1,392,991 divided by 89,834 shares)	$15.51

Offering price per class M share (100/96.75 of $15.51)†	$16.03

Net asset value, offering price and redemption price per class Y share
($35,695,536 divided by 2,307,021 shares)	$15.47

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 33

Statement of operations Six months ended 1/31/16 (Unaudited)

INTEREST INCOME	$8,128,445

EXPENSES

Compensation of Manager (Note 2)	$808,213

Investor servicing fees (Note 2)	127,358

Custodian fees (Note 2)	4,654

Trustee compensation and expenses (Note 2)	14,482

Distribution fees (Note 2)	505,198

Administrative services (Note 2)	5,863

Other	109,856

Total expenses	1,575,624

Expense reduction (Note 2)	(300)

Net expenses	1,575,324

Net investment income	6,553,121

Net realized loss on investments (Notes 1 and 3)	(388,119)

Net unrealized appreciation of investments during the period	4,790,179

Net gain on investments	4,402,060

Net increase in net assets resulting from operations	$10,955,181

The accompanying notes are an integral part of these financial statements.

34 AMT-Free Municipal Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment income	$6,553,121	$13,705,796

Net realized gain (loss) on investments	(388,119)	2,864,861

Net unrealized appreciation (depreciation) of investments	4,790,179	(1,977,343)

Net increase in net assets resulting from operations	10,955,181	14,593,314

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(69,384)	(136,105)

Class B	(585)	(1,233)

Class C	(5,776)	(10,939)

Class M	(300)	(400)

Class Y	(7,732)	(11,180)

From tax-exempt net investment income
Class A	(5,498,447)	(11,484,522)

Class B	(38,333)	(90,694)

Class C	(349,895)	(740,728)

Class M	(19,750)	(34,847)

Class Y	(613,764)	(1,110,221)

Increase (decrease) from capital share transactions (Note 4)	23,850,755	(26,507,538)

Total increase (decrease) in net assets	28,201,970	(25,535,093)

NET ASSETS

Beginning of period	365,212,946	390,748,039

End of period (including undistributed net investment
income of $85,771 and $136,616, respectively)	$393,414,916	$365,212,946

* Unaudited.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
January 31, 2016**	$15.28	.27	.18	.45	(.27)	(.27)	—	—	$15.46	2.99*	$325,929	.40*	1.78*	4*
July 31, 2015	15.26	.57	.02	.59	(.57)	(.57)	—	—	15.28	3.86	306,111.78		3.69	10
July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	—	—	15.26	7.56	333,666.78		3.85	11
July 31, 2013	15.75	.55	(1.01)	(.46)	(.55)	(.55)	—	—	14.74	(3.06)	356,787.77		3.54	16
July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	—	—	15.75	11.77	398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	(.63)	— [c]	— [d]	14.66	2.58	332,098.77		4.34	25

Class B
January 31, 2016**	$15.30	.23	.18	.41	(.23)	(.23)	—	—	$15.48	2.67*	$2,837	.71*	1.47*	4*
July 31, 2015	15.27	.47	.03	.50	(.47)	(.47)	—	—	15.30	3.29	2,757	1.40	3.07	10
July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	—	—	15.27	6.82	2,958	1.40	3.24	11
July 31, 2013	15.76	.46	(1.01)	(.55)	(.45)	(.45)	—	—	14.76	(3.59)	3,826	1.38	2.92	16
July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	—	—	15.76	11.09	3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	(.54)	— [c]	— [d]	14.67	1.84	3,774	1.39	3.68	25

Class C
January 31, 2016**	$15.33	.21	.17	.38	(.21)	(.21)	—	—	$15.50	2.52*	$27,561	.79*	1.39*	4*
July 31, 2015	15.30	.45	.03	.48	(.45)	(.45)	—	—	15.33	3.13	24,934	1.55	2.92	10
July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	—	—	15.30	6.71	26,761	1.55	3.09	11
July 31, 2013	15.78	.43	(1.00)	(.57)	(.43)	(.43)	—	—	14.78	(3.73)	37,026	1.53	2.77	16
July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	—	—	15.78	10.88	39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	(.52)	— [c]	— [d]	14.69	1.76	25,825	1.54	3.56	25

Class M
January 31, 2016**	$15.33	.25	.18	.43	(.25)	(.25)	—	—	$15.51	2.84*	$1,393	.54*	1.65*	4*
July 31, 2015	15.30	.52	.03	.55	(.52)	(.52)	—	—	15.33	3.64	1,091	1.05	3.42	10
July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	—	—	15.30	7.25	988	1.05	3.58	11
July 31, 2013	15.78	.51	(1.00)	(.49)	(.51)	(.51)	—	—	14.78	(3.24)	1,120	1.03	3.27	16
July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	—	—	15.78	11.44	887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	(.59)	— [c]	— [d]	14.69	2.27	918	1.04	4.06	25

Class Y
January 31, 2016**	$15.30	.29	.17	.46	(.29)	(.29)	—	—	$15.47	3.04*	$35,696	.29*	1.90*	4*
July 31, 2015	15.27	.60	.03	.63	(.60)	(.60)	—	—	15.30	4.17	30,320.55		3.92	10
July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	—	—	15.27	7.80	26,374.55		4.08	11
July 31, 2013	15.76	.59	(1.01)	(.42)	(.59)	(.59)	—	—	14.75	(2.83)	30,338.53		3.77	16
July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	—	—	15.76	12.09	32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	(.66)	— [c]	— [d]	14.66	2.80	13,693.54		4.59	25

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

36 AMT-Free Municipal Fund	AMT-Free Municipal Fund 37

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality and have intermediate- to long-term maturities (three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations

38 AMT-Free Municipal Fund

from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

AMT-Free Municipal Fund 39

At July 31, 2015, the fund had a capital loss carryover of $7,593,993 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,730,431	$99,558	$3,829,989	*

3,337,309	N/A	3,337,309	July 2018

426,695	N/A	426,695	July 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $119,545 recognized during the period between November 1, 2014 and July 31, 2015 to its fiscal year ending July 31, 2016.

The aggregate identified cost on a tax basis is $353,817,912, resulting in gross unrealized appreciation and depreciation of $33,739,386 and $220,754, respectively, or net unrealized appreciation of $33,518,632.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

40 AMT-Free Municipal Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3), a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$106,228	Class M	416

Class B	898	Class Y	11,144

Class C	8,672	Total	$127,358

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $300 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $263, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$363,094	Class M	3,063

Class B	11,244	Total	$505,198

Class C	127,797

AMT-Free Municipal Fund 41

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,779 and $36 from the sale of class A and class M shares, respectively, and received $1,899 and $1,533 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$30,464,039	$13,423,157

U.S. government securities (Long-term)	—	—

Total	$30,464,039	$13,423,157

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	2,260,750	$34,693,246	1,973,029	$30,447,218

Shares issued in connection with
reinvestment of distributions	299,523	4,592,120	611,924	9,455,081

	2,560,273	39,285,366	2,584,953	39,902,299

Shares repurchased	(1,506,668)	(23,074,646)	(4,427,965)	(68,344,363)

Net increase (decrease)	1,053,605	$16,210,720	(1,843,012)	$(28,442,064)

	Six months ended 1/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	20,252	$312,079	13,395	$206,514

Shares issued in connection with
reinvestment of distributions	2,350	36,067	5,533	85,604

	22,602	348,146	18,928	292,118

Shares repurchased	(19,489)	(298,530)	(32,454)	(501,261)

Net increase (decrease)	3,113	$49,616	(13,526)	$(209,143)

	Six months ended 1/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	238,110	$3,667,978	239,992	$3,717,527

Shares issued in connection with
reinvestment of distributions	19,795	304,277	42,127	652,747

	257,905	3,972,255	282,119	4,370,274

Shares repurchased	(107,085)	(1,643,711)	(404,673)	(6,258,233)

Net increase (decrease)	150,820	$2,328,544	(122,554)	$(1,887,959)

42 AMT-Free Municipal Fund

	Six months ended 1/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	17,930	$275,494	13,545	$211,093

Shares issued in connection with
reinvestment of distributions	1,247	19,181	2,185	33,850

	19,177	294,675	15,730	244,943

Shares repurchased	(516)	(7,928)	(9,157)	(142,217)

Net increase	18,661	$286,747	6,573	$102,726

	Six months ended 1/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	514,671	$7,885,161	484,387	$7,477,925

Shares issued in connection with
reinvestment of distributions	30,970	475,214	55,348	855,748

	545,641	8,360,375	539,735	8,333,673

Shares repurchased	(220,846)	(3,385,247)	(285,081)	(4,404,771)

Net increase	324,795	$4,975,128	254,654	$3,928,902

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

AMT-Free Municipal Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA043
299004 3/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016